                      AMENDMENT NO. 3 TO CREDIT AGREEMENT
                      -----------------------------------


          THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT (this "Amendment") dated as
                                                          ---------
of July 25, 2001, by and among GLOBAL PAYMENTS INC., a Georgia corporation, as Borrower, the banks and other financial institutions listed on the signature pages hereof, as Lenders, BANK ONE, NA, a national banking association having its principal office in Chicago, Illinois, as Administrative Agent, Swing Line Lender and LC Issuer, SUNTRUST BANK, a Georgia banking corporation, as Documentation Agent, and WACHOVIA BANK, N.A., a national banking association, as Syndication Agent.

                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, Borrower, the Lenders, and the Agents are parties to a certain Credit Agreement dated as of January 31, 2001, as amended by Amendment No. 1 to Credit Agreement dated as of March 20, 2001, and as amended by Amendment No. 2 to Credit Agreement dated as of May 14, 2001 (as so amended, the "Credit Agreement"; capitalized terms used in this Amendment without definition that are defined in the Credit Agreement shall have the meanings in this Amendment as specified for such capitalized terms in the Credit Agreement);

          WHEREAS, Borrower and Lenders have agreed to amend the Credit Agreement in certain respects as set forth in this Amendment;

          NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

          SECTION 1.  Current Amendments to Credit Agreement.  Subject to the
                      --------------------------------------
satisfaction of the conditions precedent set forth in Section 2 hereof, and effective as of the Amendment No. 3 Effective Date (as hereinafter defined), the Credit Agreement is hereby amended as follows:

     (a)  Section 1.1 of the Credit Agreement is hereby amended by adding new
          -----------
defined terms "Amendment No. 3", "Amendment No. 3 Current Effective Date",
               ---------------    --------------------------------------
"Amendment No. 3 Prospective Amendments", "Amendment No. 3 Prospective Effective
---------------------------------------    -------------------------------------
Date", "GPS Buy-out", "NBC Acquisition", and "NBC Acquisition Notes" and
----    -----------    ---------------        ---------------------
accompanying definitions, in appropriate alphabetical order, as follows:

          "Amendment No. 3" means the Amendment No. 3 to Credit Agreement dated
           ---------------
     as of July 25, 2001, among Borrower, the Lenders, and the Agents.

          "Amendment No. 3 Current Effective Date" means the date on which all
           --------------------------------------
     conditions to the effectiveness of Amendment No. 3 have been satisfied as set forth in Section 2 of Amendment No. 3.

          "Amendment No. 3 Prospective Amendments" means those amendments to the
           --------------------------------------
     Agreement as set forth in Section 3 of Amendment No. 3, which amendments are to take effect on the Amendment No. 3 Prospective Effective Date.

          "Amendment No. 3 Prospective Effective Date" means the date on which
           ------------------------------------------
     all conditions to the effectiveness of the Amendment No. 3 Prospective Amendments have been satisfied as provided in Section 4 of Amendment No. 3.

          "GPS Buy-out" means the purchase by the Borrower and/or any wholly
           -----------
     owned Consolidated Subsidiaries of the Borrower of all outstanding limited liability company interests and other equity and ownership interests in GPS not otherwise owned or held by the Borrower and/or such wholly owned Consolidated Subsidiaries, whether such purchase is effected through payments in cash or equity securities of the Borrower or any combination thereof.

          "NBC Acquisition" means the Acquisition by GP Canada of certain net
           ---------------
     assets owned by National Bank of Canada and used in its Canadian merchant acquiring business and terminal lease and maintenance business, in accordance with the terms of such Acquisition as provided in that certain Asset Purchase Agreement dated as of June 27, 2001, among the Borrower, GP Canada, NDPS and National Bank of Canada.

          "NBC Acquisition Notes" means, collectively (i) the promissory note
           ---------------------
     made by GP Canada payable to NDPS in the approximate principal sum of Can. $64,200,000 and borrowed by GP Canada from NDPS to effect the NBC Acquisition, which promissory note shall be repaid in full not later than the next Business Day immediately following the execution and delivery of such promissory note at the time the NBC Acquisition is consummated, such repayment to be effected through the transfer by GP Canada to NDPS of the merchant acquiring business purchased by it from National Bank of Canada (excluding the terminal lease and maintenance business acquired by GP Canada in the NBC Acquisition), and (ii) the promissory note made by GP Canada payable to NDPS in the approximate principal sum of Can. $5,200,000 and borrowed by GP Canada from NDPS to effect the acquisition by GP Canada of the terminal lease and maintenance business in the NBC Acquisition, which promissory note is repayable on demand with interest payable monthly.

     (b)  Section 1.1 of the Credit Agreement is hereby further amended by
          -----------
deleting the defined term "NDPS" and accompanying definition and substituting in
                           ----
lieu thereof the following defined term and accompanying definition:

          "NDPS" means Global Payments Direct, Inc. (formerly known as National
           ----
     Data Payment Systems, Inc.), a New York corporation, and its successors and permitted assigns.

     (c)  Section 5.3(a) of the Credit Agreement is hereby amended by adding a
          --------------
new sentence at the end of said Section 5.3(a) as follows:
                                --------------

     Notwithstanding the foregoing, the Borrower shall not be required to cause NDPS Comerica Alliance LLC to become an additional Subsidiary Guarantor as provided in this Section 5.3 until such time, if any, as such Domestic Operating Subsidiary has consolidated revenue in any Fiscal Quarter that exceeds an amount equal to twenty percent (20%) of (i) the total consolidated revenue of the Borrower and its Subsidiaries (which includes the GPS Group), less (ii) the total consolidated revenue of the GPS Group, in each case for the most recent Fiscal Quarter as shown on the Financial Statements (Annual) or Financial Statements (Quarterly), as the case may be, as most recently delivered or required to be delivered pursuant to
     Section 5.1.

     (d)  Section 6.5 of the Credit Agreement is hereby amended by (x) adding
          -----------
the words "and the NBC Acquisition" immediately after the words "the Canadian Acquisition" appearing in the first parenthetical phrase of the first sentence of said Section 6.5, and (y) deleting clause (iii) thereof in its entirety and
        -----------
substituting in lieu thereof the following clause (iii):

     (iii) loans or advances (x) by the Borrower to its Operating Subsidiaries (but excluding GPS or any Subsidiary of GPS), or (y) by such Operating Subsidiaries to the Borrower or any Subsidiary Guarantor, or to GP Canada as evidenced by the NDPS/GP Canada Acquisition Note and the NBC Acquisition Notes,

     (e)  Section 6.6(b) of the Credit Agreement is hereby amended by deleting
          --------------
clause (iv) thereof in its entirety and substituting in lieu thereof the following clause (iv):

          (iv) the total amount of cash consideration paid (excluding cash consideration paid to National Bank of Canada in the NBC Acquisition), and Debt assumed or otherwise becoming part of Consolidated Total Debt (excluding Debt of NDPS arising pursuant to the Canadian Receivables Credit Facility or the CIBC/NDPS Acquisition Note), in such acquisition, together with the aggregate amount of such cash consideration and Debt in respect of all other acquisitions made during the then-current Fiscal Year (or, in the case of the Borrower's 2001 Fiscal Year, the period from the Closing Date through the end of such 2001 Fiscal Year) shall not exceed $50,000,000, and

     (f)  Section 6.7(c) of the Credit Agreement is hereby amended by deleting
          --------------
clause (ii) thereof and substituting in lieu thereof the following clause (ii):

          (ii) to NDPS by GP Canada pursuant to the NDPS/GP Canada Acquisition Notes and the NBC Acquisition Notes (so long as, in each case, such Debt is repaid in accordance with its terms),

     (g)  Section 6.7(j) of the Credit Agreement is hereby amended by deleting
          --------------
said Section 6.7(j) in its entirety and substituting the following in lieu
     --------------
thereof:

          (j) Debt of the Borrower (and, if such Debt is Guaranteed by one or more of the Subsidiary Guarantors, the resulting Debt of such Subsidiary Guarantor(s) in respect of such Debt of the Borrower) not described in clauses (a) through (i) above in an aggregate principal amount outstanding at any time not to exceed $50,000,000.

          SECTION 2.  Waiver of Requirement for GPS Audited Financial
                      -----------------------------------------------
Statements.  Notwithstanding the provisions of Section 5.1(a)(ii) of the Credit
----------                                     ------------------
Agreement, the Lenders hereby agree to waive the requirement that the Financial Statements (Annual) of GPS and its Consolidated Subsidiaries for its Fiscal Year ending May 31, 2001 be audited and accompanied by the certification of GPS's independent public accountants, provided that such Financial Statements (Annual) are certified as to fairness of presentation in all material respects, generally accepted accounting principles and consistency by the chief financial officer or the chief account officer of GPS. The foregoing waiver shall become effective on the date this Amendment shall become effective as provided in Section 3 hereof, and shall not alter or otherwise affect any other information reporting or delivery requirements provided in Section 5.1 of the Credit Agreement.

          SECTION 3.  Conditions to Effectiveness of Current Amendments and
                      -----------------------------------------------------
Waiver.  This Amendment shall become effective when the Administrative Agent
------
shall have received counterparts of this Amendment as executed on behalf of Borrower and the Required Lenders, together with the Acknowledgment and Agreement of Subsidiary Guarantors as executed on behalf of the Subsidiary Guarantors; provided that the amendments to the Credit Agreement set forth in
Section 4 of this Amendment shall not become effective until the Amendment No. 3 Prospective Effective Date as provided in Section 5 of this Amendment.

          SECTION 4.  Prospective Amendments to Credit Agreement. Subject to the
                      ------------------------------------------
satisfaction of the condition precedent set forth in Section 5 hereof, and effective as of the Amendment No. 3 Prospective Effective Date (as herein defined), the Credit Agreement shall be further amended as follows:

     (a)  Each of the definitions of "Aggregate Subsidiary Threshold" and
                                      ------------------------------
"Single Subsidiary Threshold" in Section 1.1 of the Credit Agreement is hereby
----------------------------     -----------
amended by deleting the reference to "(i)" and the words "less (ii) the total consolidated revenue of the GPS Group" from such definition.

     (b)  Section 1.1 of the Credit Agreement is hereby further amended by
          -----------
deleting the defined term "Permitted GPS Investment" and accompanying definition
                           ------------------------
and substituting in lieu thereof the following defined term and accompanying definition:

          "Permitted GPS Investment" means loans, advances and other Investments
           ------------------------
     made by or on behalf of any members of the GPS Group (i) on or after May 31, 2000, and prior to the Amendment No. 3 Prospective Effective Date, to or in any members of the GPS Group in an aggregate amount for all such loans, advances and other Investments not to exceed $10,000,000, and (ii) on or after the Amendment No. 3 Prospective Effective Date, to or in any members of the GPS Group in any amount.

     (c)  Each of Section 5.1(a) and Section 5.1(b) is hereby amended by
                  --------------     --------------
deleting the reference to "(i)" and further deleting the words "and (ii) GPS and its Consolidated Subsidiaries on a consolidated basis" as set forth in each of said Sections.

     (d)  Section 5.1(f) of the Credit Agreement is hereby amended by deleting
          --------------
the words "or the members or shareholders of GPS" immediately following the words "of the Borrower" as set forth in said Section 5.1(f).
                                             --------------

     (e)  Section 5.3(a) of the Credit Agreement is hereby amended by (x)
          --------------
deleting the parenthetical phrase "(but excluding any Operating Subsidiary that is a member of the GPS Group)" and the parenthetical phrase "(other than a member of the GPS Group)", in each case as the same appears in the first sentence of said Section 5.3(a), and (y) deleting the reference to "(i)" and the
                 --------------
words "less (ii) the total consolidated revenue of the GPS Group", in each case as the same appears in the last sentence of said Section 5.3(a).
                                                 --------------

     (f)  Section 5.3(e) of the Credit Agreement is hereby amended by deleting
          --------------
the parenthetical phrase "(excluding Domestic Operating Subsidiaries that are members of the GPS Group)" as the same appears in said Section 5.3(e).
                                                       --------------

     (g)  Section 6.5 of the Credit Agreement is hereby amended by deleting
          -----------
clauses (i), (iii), (iv), and (v) thereof in their entirety and substituting in lieu thereof the following clauses (i), (iii), (iv), and (v):

          (i) loans or advances (other than travel advances described in clause (v) below) to employees not exceeding $1,500,000 in aggregate principal amount outstanding at any time, in each case made in the ordinary course of business and consistent with practices existing on the Closing Date, . . . (iii) loans or advances (x) by the Borrower to its Operating Subsidiaries, or (y) by such Operating Subsidiaries to the Borrower or any Subsidiary Guarantor, or to GP Canada as evidenced by the NDPS/GP Canada Acquisition Note and the NBC Acquisition Notes, (iv) [intentionally omitted], (v) travel advances to employees not exceeding $1,000,000 in the aggregate principal amount outstanding at any time, in each case made in the ordinary course of business and consistent with practices existing on the Closing Date,

     (h)  Section 6.6(a) of the Credit Agreement is hereby amended by deleting
          --------------
the words "other than members of the GPS Group" set forth at the end of clause
(ii) of said Section 6.6(a).
             --------------

     (i)  Section 6.6(a) of the Credit Agreement is hereby further amended by
          --------------
deleting clause (vii) thereof in its entirety and substituting in lieu thereof the following clause (vii):

          (vii) Investments made pursuant to the GPS Buy-out and any Acquisition otherwise permitted pursuant to Section 6.6(b);
                                                 --------------

     (j)  Section 6.7(c) of the Credit Agreement is hereby amended by deleting
          --------------
said Section 6.7(c) in its entirety and substituting the following in lieu
     --------------
thereof:

          (c) Debt owing (i) to the Borrower by any of its Operating Subsidiaries, (ii) to NDPS by GP Canada pursuant to the NDPS/GP Canada Acquisition Note and the NBC Acquisition Notes (so long as such Debt is repaid in accordance with its terms), and (iii) to any Operating Subsidiary by any Subsidiary Guarantor, provided, however, that any such Debt pursuant to clause (i) shall be payable on demand on a non-subordinated basis;

     (k)  Section 6.7(h) is hereby amended by deleting said Section 6.7(h) in
          --------------                                    --------------
its entirety and substituting in lieu thereof the following:

          (h)  [intentionally omitted];

     (l)  Section 6.8(f) of the Credit Agreement is hereby amended by deleting
          --------------
said Section 6.8(f) in its entirety and substituting in lieu thereof the
     --------------
following:

          (f) Liens securing Debt owing by any Subsidiary of the Borrower to the Borrower or to any other Subsidiary of the Borrower;

     (m)  Section 6.9(a) of the Credit Agreement is hereby amended by deleting
          --------------
clause (B) thereof in its entirety and substituting in lieu thereof the following clause (B):

          (B) Subsidiaries may merge with, and sell assets to, one another and the Borrower,

     (n)  Section 6.14(b) of the Credit Agreement is hereby amended by deleting
          ---------------
clause (i) thereof in its entirety and substituting in lieu thereof the following clause (i):

          (i)  [intentionally omitted],

          SECTION 5.  Conditions to Effectiveness of Prospective Amendments. The
                      -----------------------------------------------------
amendments set forth in Section 4 of this Amendment shall not become effective until such time as each of the following events or conditions shall have occurred and be continuing: (1) the Amendment No. 3 Current Effective Date shall have previously occurred, (2) the Borrower shall have consummated, or caused to be consummated, the GPS Buy-out in accordance with the terms of this Agreement,
(3) after giving effect to the GPS Buy-out, the representations and warranties set forth in Section 6 of this Amendment shall be true and correct as of such time, and no Default or Event of Default shall have occurred and be continuing,
(4) the Borrower shall have caused GPS and each Domestic Operating Subsidiary of GPS to execute and deliver (or cause to be executed and delivered) to the Administrative Agent all instruments, certificates, and other documents as contemplated by Section 5.3(f) in order for GPS and each such Domestic Operating
                --------------
Subsidiary to become an additional Subsidiary Guarantor for all purposes under this Agreement, and (5) the Administrative Agent shall have given written notice (not to be unreasonably withheld or delayed) to the Borrower and the Lenders as to the Administrative Agent's receipt of documents evidencing the satisfaction of the foregoing and specifying the date of the Amendment No. 3 Prospective Effective Date.

          SECTION 6.  Status of Obligations.  Borrower hereby confirms and
                      ---------------------
agrees that all Loans and all other Obligations outstanding under the Credit Agreement and the other Loan Documents as of the date hereof were duly and validly created and incurred by Borrower thereunder, that all such outstanding amounts are owed in accordance with the terms of the Credit Agreement and other Loan Documents, and that there are no rights of offset, defense, counterclaim, claim or objection in favor of Borrower arising out of or with respect to any of the Loans or other Obligations of Borrower to the Agents or the Lenders, and any such rights of offset, defense, counterclaim, claims or objections have been and are hereby waived and released by Borrower.

          SECTION 7.  Representations and Warranties of Borrower.  Borrower,
                      ------------------------------------------
without limiting the representations and warranties provided in the Credit Agreement, represents and warrants to the Lenders and the Agents the following on each of the Amendment No. 3 Current Effective Date and the Amendment No. 3 Prospective Amendment Date:

          7.1 The execution, delivery and performance by Borrower of this Amendment are within Borrower's corporate powers, have been duly authorized by all necessary corporate action (including any necessary shareholder action) and do not and will not (a) violate any provision of any law, rule or regulation, any judgment, order or ruling of any court or governmental agency, the certificate of incorporation or by-laws of Borrower, or any indenture, agreement or other instrument to which Borrower is a party or by which Borrower or any of its properties is bound or (b) be in conflict with, result in a breach of, or constitute with notice or lapse of time or both a default under any such indenture, agreement or other instrument.

          7.2 This Amendment constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms.

          7.3 After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

          7.4 The representations and warranties of Borrower contained in the Credit Agreement are true and accurate on and as of each such date, except for changes expressly permitted under the terms of the Credit Agreement and except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and accurate as of such earlier date).

          7.5 Since February 28, 2001, there have been no events, acts, conditions or occurrences of whatever nature, singly or in the aggregate, which have had, or could reasonably be expected to have, a Material Adverse Effect.

          SECTION 8.  Survival.  Each of the foregoing representations and
                      --------
warranties shall be made at and as of the date of this Amendment and shall be deemed to have been made as of the Amendment No. 3 Current Effective Date and the Amendment No. 3 Prospective Effective Date. Each of the foregoing representations and warranties shall constitute a representation and warranty of Borrower under the Credit Agreement, and it shall be an Event of Default if any such representation and warranty shall prove to have been incorrect or false in any material respect at the time when made or deemed to have been made. Each of the foregoing representations and warranties shall survive and not be waived by the execution and delivery of this Amendment or any investigation by the Lenders or the Agents.

          SECTION 9.  Ratification of Credit Agreement and Loan Documents.
                      ---------------------------------------------------
Except as expressly amended herein, all terms, covenants and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect, and the parties hereto do expressly ratify and confirm the Credit Agreement (as amended herein) and the other Loan Documents. All future references to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

          SECTION 10. Indemnity.  In consideration of the amendments agreed to
                      ----------
by the Lenders pursuant to this Amendment, Borrower hereby indemnifies each Agent, and each Lender, and their respective officers, partners, directors, employees, representatives and agents from, and hold each of them harmless against, any and all costs, losses, liabilities, claims, damages or expenses incurred by any of them (whether or not any of them is designated a party thereto) (an "Indemnitee") arising out of or by reason of any investigation, litigation or other proceeding related to this Amendment, the Credit Agreement or any other Loan Documents or any actual or proposed use of the proceeds of any of the Loans, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding; provided, however, Borrower shall not be obligated to indemnify any Indemnitee for any of the foregoing arising out of such Indemnitee's gross negligence or willful misconduct.

          SECTION 11. No Waiver, Etc.  Borrower hereby agrees that, except as
                      ---------------
expressly provided in Section 2 hereof, nothing herein shall constitute a waiver by the Lenders of any Default or Event of Default, whether known or unknown, which may exist under the Credit Agreement. Borrower hereby further agrees that no action, inaction or agreement by the Lenders, including without limitation, any indulgence, waiver, consent or agreement altering the provisions of the Credit Agreement which may have occurred with respect to the non-performance of any obligation under the terms of the Credit Agreement or any portion thereof, or any other matter relating to the Credit Agreement, shall require or imply any future indulgence, waiver, or agreement by the Lenders.

          SECTION 12. Binding Nature.  This Amendment shall be binding upon and
                      --------------
inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

          SECTION 13. Costs and Expenses.  Borrower shall be responsible for the
                      ------------------
costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the fees and out-of-pocket expenses of counsel for the Agents with respect thereto.

          SECTION 14. GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
                      -------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

          SECTION 15. Entire Understanding. This Amendment sets forth the entire
                      --------------------
understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

          SECTION 16. Counterparts.  This Amendment may be executed in any
                      ------------
number of counterparts and by the different parties hereto in separate counterparts and may be delivered by telecopier. Each counterpart so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in Atlanta, Georgia, by their duly authorized officers as of the day and year first above written.

                              GLOBAL PAYMENTS INC.


                              By:  ______________________
                                   James G. Kelly
                                   Chief Financial Officer



                              BANK ONE, NA,
                              as Administrative Agent, Lender, LC Issuer and Swing Line Lender


                              By:  ______________________
                                   Name:
                                   Title:



                              SUNTRUST BANK,
                              as Documentation Agent and Lender


                              By:  ______________________
                                   Name:
                                   Title:



                              WACHOVIA BANK, N.A.
                              as Syndication Agent and Lender


                              By:  ______________________
                                   Name:
                                   Title:



                              COMERICA BANK,
                              as Lender


                              By:  ______________________
                                   Name:
                                   Title:


                      [Signature page to Amendment No. 3]

             ACKNOWLEDGMENT AND AGREEMENT OF SUBSIDIARY GUARANTORS
             -----------------------------------------------------


          Reference is hereby made to the within and foregoing Amendment No. 3 to Credit Agreement, dated as of July __, 2001, by and among GLOBAL PAYMENTS INC., a Georgia corporation ("Borrower"), BANK ONE, NA, a national banking association, as Administrative Agent, Swing Line Lender and LC Issuer, SUNTRUST BANK, a Georgia banking corporation, as Documentation Agent, and WACHOVIA BANK, N.A., a national banking association, as Syndication Agent ("Amendment No. 3"; capitalized terms used herein that are defined in Amendment No. 3 or in the "Credit Agreement" as defined in Amendment No. 3 being used herein with the respective meanings assigned to such capitalized terms in Amendment No. 3 or the Credit Agreement, as the case may be). Each of the undersigned, which is a Subsidiary Guarantor under the terms of the Subsidiary Guarantee as provided in the Credit Agreement, hereby acknowledges and agrees that (i) the undersigned has consented to the foregoing Amendment No. 3, (ii) the Subsidiary Guarantee and the other Loan Documents to which each of the undersigned is a party shall remain in full force and effect on and after the date hereof, and (iii) each of the undersigned hereby reaffirms and restates its obligations and liabilities under the Subsidiary Guarantee and the other Loan Documents to which each of the undersigned is a party after giving effect to Amendment No. 3.

     This Acknowledgment and Agreement of Subsidiary Guarantors made and delivered as of July __, 2001.

                         GUARANTORS:
                         ----------

                         GLOBAL PAYMENTS DIRECT, INC.
                         (formerly National Data Payment Systems, Inc.), as a Subsidiary Guarantor


                         By:  ___________________________
                              James G. Kelly
                              Chief Financial Officer


                         NDC CHECK SERVICES, INC.,
                         as a Subsidiary Guarantor


                         By:  ___________________________
                              James G. Kelly
                              Treasurer

                         CHECKRITE RECOVERY SERVICES, INC.,
                         as a Subsidiary Guarantor


                         By:  ___________________________
                              James G. Kelly
                              Treasurer


                         MERCHANT SERVICES U.S.A., INC.,
                         as a Subsidiary Guarantor


                         By:  ___________________________
                              James G. Kelly
                              Treasurer


                         NDPS HOLDINGS, INC.,
                         as a Subsidiary Guarantor


                         By:  ___________________________
                              James G. Kelly
                              Treasurer


                         GLOBAL PAYMENT HOLDING COMPANY,
                         as a Subsidiary Guarantor


                         By:  ___________________________
                              James G. Kelly
                              Treasurer


                         NDC HOLDINGS (UK) LTD.,
                         as a Subsidiary Guarantor


                         By:  ___________________________
                              James G. Kelly
                              Treasurer

                         GPS HOLDING LIMITED PARTNERSHIP,
                         as a Subsidiary Guarantor

                         By: GLOBAL PAYMENTS INC.,
                             its general partner


                             By:  ___________________________
                                  James G. Kelly
                                  Chief Financial Officer


                         GP FINANCE, INC.,
                         as a Subsidiary Guarantor


                         By: ___________________________
                             Name:
                             Title: